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                                                                  EXHIBIT 10.4

                                   [LOGO]

                      [Redraft #8--September 11, 1997]

                     PHYSICIANS CARE FOR CONNECTICUT, INC.
                      SUBSCRIPTION AGREEMENT (INDIVIDUAL)

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                                                                             EXPLANATORY NOTES
                  REQUIRED INFORMATION                          (PLEASE REFER TO THE PROSPECTUS FOR COMPLETE
          (PLEASE COMPLETE ALL UNSHADED AREAS)                                  INFORMATION)
--------------------------------------------------------  --------------------------------------------------------
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NAME AND ADDRESS                                          Print or type the Subscriber's name, Social Security
                                                          Number, date of birth, and address where the Subscriber
                                                          would like the stock certificate(s) sent.
__________________________________________________________________________________________________________________
(Name)                                                    The Subscriber's name.
__________________________________________________________________________________________________________________
(Social Security Number)  ___--__--____                   The Subscriber's Social Security Number.

(Date of Birth)   _______________, 19__                   The Subscriber's Date of Birth.
__________________________________________________________________________________________________________________
(Address)                                                 The street address to which the stock certificate(s)
                                                          will be sent. Post Offices boxes may not be used as the
                                                          stock certificate(s) will be sent by Registered Mail.
__________________________________________________________________________________________________________________
(City)                                                    The city to which the stock certificate(s) will be sent.
__________________________________________________________________________________________________________________
(State)                                                   The state to which the stock certificate(s) will be
                                                          sent.
__________________________________________________________________________________________________________________
(Zip Code)                                                The zip code to which the stock certificate(s) will be
                                                          sent.
__________________________________________________________________________________________________________________
STOCK REGISTRATION                                        Common Stock must be registered with Physicians Care for
                                                          Connecticut, Inc. by the name of the individual
                                                          stockholder.
__________________________________________________________________________________________________________________
(Name)                                                    -   Please print or type the Subscriber's name as the
                                                              Subscriber would like it to read on the stock
                                                              certificate(s). Include first name, middle initial,
                                                              and last name. Please avoid the use of two initials,
                                                              if possible, and omit words that do not affect
                                                              ownership rights, such as Dr., Mr., Mrs., special
                                                              account, etc.

                                                          -   If Common Stock is to be listed in a corporate or
                                                              practice name, please use "Subscription
                                                              Agreement -- Group."
__________________________________________________________________________________________________________________
TELEPHONE AND FAX NUMBERS
__________________________________________________________________________________________________________________
/ / Telephone (home)     (___)___-____                    -   All telephone and fax numbers provided will be kept
________________________________________________________      confidential and will not be used for purposes of
/ / Fax (home)           (___)___-____                        solicitation, but may be used by the Subscription
                                                              Agent to make contact with the Subscriber regarding
________________________________________________________      this Subscription.
/ / Telephone (office)   (___)___-____
________________________________________________________  -   Please check the preferred number(s) for contact by
/ / Fax (office)         (___)___-____                        the Subscription Agent.
__________________________________________________________________________________________________________________

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MEDICAL ASSOCIATION MEMBERSHIP
AND
MEMBERSHIP IN MEDSERV IPA, INC.
__________________________________________________________________________________________________________________

I certify:

/ / I am currently a member of my state medical           -   A Subscriber to the Common Stock of Physicians Care for
    association and county medical association,               Connecticut, Inc. who desires to participate with
    if a county medical association exists.                   Physicians Care for Connecticut, Inc. must be a member
/ / I am not currently a member of both my State              of his or her county medical association (if one
    and County Medical Associations but have                  exists in the county in which the subscriber maintains
    applied for membership in the following                   his or her practice) and the state medical association
    (if applicable):                                          (if one exists in the state in which the Subscriber
                                                              maintains his or her practice).


County Medical Association                                 -  In the alternative, a Subscriber may represent that he
__________________________________________________            or she has applied for and, once a member, will
                                                              maintain such membership(s) as are referred to above.

State Medical Association
___________________________________________________        -  By executing this Subscription Agreement, the Subscriber confirms the accuracy of the statements of memberships
                                                              recognizing that they will be relied on by Physicians
                                                              Care for Connecticut, Inc. for the issuance of the
                                                              shares of Common Stock subscribed to herein.
__________________________________________________________________________________________________________________

I certify:

/ / I am currently a member of MedServ                      -  A Subscriber to the Common Stock of Physicians Care
    IPA, Inc., or                                              for Connecticut, Inc. who desires to participate with
                                                               Physicians Care for Connecticut, Inc. must be a member
                                                               of MedServ IPA, Inc.
/ / I am not currently a member of MedServ IPA, Inc.
    but have enclosed with this Subscription Agreement a    -  If the Subscriber is not currently a member of
    completed application for membership along with a          MedServ IPA, Inc. and requires information
    separate check in the sum of $200 for payment of its       or assistance, please call (203) 699-2401, or
    administration fee.                                        (800) 541-5083.
__________________________________________________________________________________________________________________

PURCHASE OF COMMON STOCK AND                                -  The price for each share of Class A or Class B
COMPUTATION OF PURCHASE PRICE                                  Common Stock is $3,000 when fully completed
                                                               Subscription Documents are received by the
                                                               Subscription Agent on or before the Prompt
                                                               Subscription date.
      THE PROMPT SUBSCRIPTION DATE
      IS ___________________, 199_.                         -  The price for each share of Class A or Class B
                                                               Common Stock is $4,000 when fully completed
                                                               Subscription Documents are received by the
                                                               Subscription Agent after the Prompt Subscription date.

                                                            -  Subscription Documents are considered "received" on the date they are delivered to the Subscription Agent.
__________________________________________________________________________________________________________________

Primary Care Physicians and Specialty Care Physicians       -  All physicians who desire to participate with
Desiring to Purchase Class A Common Stock:                     Physicians Care for Connecticut, Inc. are required to
                                                               purchase one share of Class A Common Stock.

/ / I wish to purchase one share of Class A                 -  No physician may purchase more than one share of Class A
    Common Stock at:                                           Common Stock.

    / / $3,000 per share if purchased on or                 -  Primary Care Physicians are required to purchase
        before the Prompt Subscription date, or                    only Class A Common Stock. (See the definition
                                                               of Primary Care Physician in the Glossary section
    / / $4,000 per share if purchased                          of the Prospectus.)
        after the Prompt Subscription date.
__________________________________________________________________________________________________________________

Specialty Care Physicians and Others Desiring to            -  A Specialty Care Physician who desires to
Purchase Class B Common Stock:                                 participate with Physicians Care for Connecticut,
                                                               Inc. is required to purchase at least one
                                                               share of Class B Common Stock in addition to
/ / I wish to purchase the following number of                 the required purchase of one share of
    shares of Class B Common Stock (specify):                  Class A Common Stock. (See the
    ______ share(s), at:                                       definition of Specialty Care Physician
                                                               in the Glossary section of the Prospectus.)
    / / $3,000 per share if purchased on or
        before the Prompt Subscription date, or
                                                            -  Primary Care Physicians are not required to
    / / $4,000 per share if purchased after the                purchase Class B Common Stock.
        Prompt Subscription date.
                                                            -  Any physician, including Primary Care
                                                               Physicians and retired physicians, and those who
                                                               do not wish to participate with Physicians Care
                                                               for Connecticut, Inc., may purchase as many shares
                                                               of Class B Common Stock as desired, subject to
                                                               availability.
__________________________________________________________________________________________________________________
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__________________________________________________________________________________________________________________

PAYMENT FOR SUBSCRIBED STOCK
__________________________________________________________________________________________________________________

Make check payable to:                                      The Subscriber's check for the total purchase price
                                                            (number of shares subscribed to multiplied by the price
State Street Bank & Trust Company -- Escrow Agent           per share) must be enclosed with this completed
                                                            Subscription Agreement.
__________________________________________________________________________________________________________________

CERTIFICATION OF RESIDENCE
AND LICENSURE
__________________________________________________________________________________________________________________

I certify that I am a resident of one of the                A Subscriber to the Common Stock of Physicians Care
following states (please check one state):                  for Connecticut, Inc. who desires to participate with
                                                            Physicians Care for Connecticut, Inc. must:
/ /  Connecticut                                            -  reside in one of the listed states
                                                            -  be a physician licensed in the state in which he
/ /  New York                                                  or she practices.

/ /  Rhode Island                                           The Subscriber recognizes that this certification
                                                            will be relied on by Physicians Care for
/ /  Massachusetts                                          Connecticut, Inc. for the issuance of the shares
                                                            of Common Stock subscribed to herein.
and that I am licensed to practice medicine in
the State of _________________________________.
__________________________________________________________________________________________________________________

RETENTION OF PROCEEDS, STOCK TRANSFER AND
REDEMPTION RESTRICTIONS
__________________________________________________________________________________________________________________

I certify my understanding:                               By signing in the box opposite, the Subscriber certifies
                                                          that he or she has read and understands the provisions
                                                          set forth in the Prospectus pertaining to the retention
                                                          of proceeds, restrictions on transfer and redemption of
                                                          the Physicians Care for Connecticut, Inc. Common Stock.
(Signature) ___________________________________
__________________________________________________________________________________________________________________

REQUIRED DOCUMENTS AND ENCLOSURE(S)
__________________________________________________________________________________________________________________

For all purchases of Class A and/or Class B               Documents and enclosures that are required to be
Common Stock:                                             provided with this executed Subscription Agreement to
                                                          complete the subscription process and enable
/ /  A check in the amount of the total purchase          processing by the Subscription Agent.
     price made payable to:  State Street Bank &
     Trust Company -- Escrow Agent.
__________________________________________________________

For all purchases of Class A Common Stock (whether alone or with Class B Common Stock):

/ /  An executed Physicians Care Primary Care Physician
     Attachment or Physicians Care Specialist Physician
     Attachment.

/ / A MedServ IPA, Inc. Participation Agreement (if not currently a member), along with a separate check made payable to MedServ IPA, Inc. in the sum of $200.

__________________________________________________________________________________________________________________

         The undersigned agrees that after receipt by the Subscription Agent, this Subscription Agreement may not be modified, withdrawn or canceled without the express written consent of Physicians Care for Connecticut, Inc.

         Under penalty of perjury, I certify that the Social Security Number and the information provided in this Subscription Agreement are true, correct, and complete, that I am not subject to back-up withholding and that I am subscribing for the purchase of the Common Stock of Physicians Care for Connecticut, Inc. for my own account and that I am not a party to any agreement or understanding regarding the transfer of this stock.

         I acknowledge and agree that the purchase of the shares of Common Stock of Physicians Care for Connecticut, Inc. indicated by this Subscription Agreement is subject to the terms, conditions, restrictions, limitations and obligations set forth in the Prospectus.




_____________________________________      _____________________ , 199_
(Subscriber's signature)                   (Date)


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